Exhibit 10.7

SECOND AMENDMENT

TO

MASTER LOAN AGREEMENT

THIS SECOND AMENDMENT TO THE MASTER LOAN AGREEMENT (this “Amendment”), is entered into as of April 16, 2009, between INDIANA BIO-ENERGY, LLC, an Indiana limited liability company (the “Borrower”) and AGSTAR FINANCIAL SERVICES, PCA, a United States instrumentality (the “Lender”).

RECITALS

A.

Borrower and Lender entered into a Master Loan Agreement dated as of February 27, 2007, which was amended by that certain First Amendment to Master Loan Agreement dated October 15, 2008 (together, the “MLA”); a First Supplement to Master Loan Agreement dated as of February 27, 2007 (the “First Supplement”); and a Second Supplement to Master Loan Agreement dated as of February 27, 2007 (the “Second Supplement,” and together with the MLA and the First Supplement, the “Loan Agreement”) by which the Lender agreed to extend certain financial accommodations to the Borrower.

B.

At the request of Borrower, Borrower and Lender have agreed to make certain modifications to the Loan Agreement, all in accordance with the terms and conditions of this Amendment.

NOW THEREFORE, in consideration of the facts set forth in the above Recitals, which the parties agree are true and correct, and in consideration for entering into this Amendment, the undersigned hereby agree as follows:

AMENDMENTS

1.

Certain Defined Terms.  All terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

2.

Amendments to the Loan Agreement.  Section 5.01(c)(i) in the Loan Agreement shall be amended and restated as follows:

(i)

As soon as available, but in any event within 120 days after the end of each fiscal year of the Borrower, occurring during the term hereof, audited annual financial statements of GPRE as of the end of such fiscal year (including the income statement, balance sheet, shareholders’ equity, and statement of cash flows along with accompanying footnotes) each prepared on a consolidated and consolidating basis, audited by independent certified public accountants of nationally recognized standing reasonably acceptable to the Lender, prepared in accordance with GAAP consistently applied, and in a format that demonstrates any accounting or formatting change that may be required by the various jurisdictions in which the business of the Borrower is conducted (to the extent not inconsistent with GAAP).  Reporting of eliminating entries shall be provided in aggregate as well as those attributable to the Borrower, which may be provided in separate documentation delivered with the financial statements required under this subsection.

3.

Effect on Loan Agreement.  Except as expressly amended hereby, all of the terms of the Loan Agreement shall be unaffected by this Amendment and shall remain in full force and effect.  Nothing contained in this Amendment shall be deemed to constitute a waiver of any rights of the Lender, or to affect, modify, or impair any of the Lender’s rights under the Loan Documents.

4.

Representations and Warranties of Borrower.  The Borrower hereby agrees with, reaffirms, and acknowledges as follows:

(a)

The representations and warranties contained in the Loan Agreement and the other Loan Documents are, and continue to be, true and correct and in full force and effect as of the date of this Amendment.

(b)

Borrower has the power and authority to execute, deliver, and perform this Amendment, and any document required under this Amendment, and that all documents contemplated herein when executed and delivered to Lender will constitute the valid, binding and legally enforceable obligations of Borrower in accordance with their respective terms, except as enforceability may be limited by any applicable bankruptcy or insolvency laws.

5.

Counterparts.  It is understood and agreed that this Amendment may be executed in several counterparts each of which shall, for all purposes, be deemed an original and all of which, taken together, shall constitute one and the same agreement even though all of the parties hereto may not have executed the same counterpart.

{SIGNATURE PAGE IMMEDIATELY FOLLOWS}

SIGNATURE PAGE TO

SECOND AMENDMENT TO MASTER LOAN AGREEMENT

BY AND BETWEEN

INDIANA BIO-ENERGY, LLC

AND

AGSTAR FINANCIAL SERVICES, PCA

DATED:  April 16, 2009

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Master Loan Agreement to be executed by their respective duly-authorized officers as of the date first above written.

BORROWER:

INDIANA BIO-ENERGY, LLC

an Indiana limited liability company

/s/ Jerry L. Peters
By: Jerry L. Peters
Its: CFO

LENDER:

AGSTAR FINANCIAL SERVICES, PCA

/s/ Mark Schmidt
By: Mark Schmidt
Its: Vice President

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